OAKWOOD MORTGAGE INVESTORS, INC. 1995-B           REPORT DATE:  OCTOBER 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 24
REMITTANCE REPORT                                                Page 1 of 6
REPORTING MONTH: SEPTEMBER 30, 1997



                                           Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                 Ending
Principal                  Scheduled          Prepaid           Liquidated         Contracts              Principal
Balance                    Principal          Principal         Principal          Repurchased            Balance
--------------------------------------------------------------------------------------------------------------------------------
149,096,536.85            (396,059.74)       (779,593.97)       (689,647.88)          0.00              147,231,235.26
================================================================================================================================



Scheduled                                   Scheduled                                                  Amount
Gross                      Servicing        Pass Thru             Liquidation       Reserve            Available for
Interest                      Fee           Interest              Proceeds          Fund Draw          Distribution
--------------------------------------------------------------------------------------------------------------------------
1,418,467.74                 124,247.11      1,294,220.63          440,367.55         0.00               3,034,489.00
==========================================================================================================================





                                  Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------------------------------


 Beginning                            Investment      Balance Before     Reserve    Reserve       Balance After
  Balance     Deposits   Distrib.      Interest    Current Distribution  Fund Draw  Fund Deposit  Current Distribution    Excess
-----------------------------------------------------------------------------------------------------------------------------------
376,560.97      0.00    -1,560.97      1,504.67        376,504.67          0.00      0.00              376,504.67        1,504.67
===================================================================================================================================

    Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------
 375,000.00         375,000.00
======================================




                                                      Certificate Account
--------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment              Ending
         Balance               Principal          Interest        Distributions           Interest               Balance
--------------------------------------------------------------------------------------------------------------------------------
      1,391,033.49            1,872,496.81      1,455,163.15      (3,791,455.47)           3,152.34            930,390.32
================================================================================================================================



                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------

        Beginning              Recovered           Current            Ending
         Balance                Advances          Advances           Balance
--------------------------------------------------------------------------------


       1,667,370.22           1,404,769.49      1,354,932.87       1,617,533.60
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1995-B          REPORT DATE:  OCTOBER 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 24
REMITTANCE REPORT
REPORTING MONTH: SEPTEMBER 30, 1997              Page 2 of 6




Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after April 2000                                                 N


(b) Average 60 day Delinquency rate <=        5%                                           Y

(c) Average 30 day Delinquency rate <=        7%                                           Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
                   April 2000 -Sept. 2001     7%                                           N
                   Oct 2001 -Sept. 2002       8%                                           N
                   Oct 2002 -                 9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Are class B principal balances >=         25.375%

of stated scheduled pool  balance

                Beginning B-1 balance                                     19,650,000.00
                Beginning B-2 balance                                      7,485,958.00


                                                                    --------------------
                                                                          27,135,958.00
                Divided by beginning pool
                balance                                                  149,096,536.85
                                                                    --------------------
                                                                                  18.200%  N
                                                                    ====================






Average 60 day delinquency ratio:


                                  Over 60s           Pool Balance            %
                      --------------------------------------------------------

Current Mo                     6,708,617.61          147,231,235.26      4.56%
1st Preceding Mo               6,610,185.72          149,096,536.85      4.43%
2nd Preceding Mo               7,067,049.66          151,445,040.97      4.67%
                                                      Divided by         3
                                                                 -------------
                                                                         4.55%
                                                                 =============

Average 30 day delinquency ratio:



                                 Over 30s            Pool Balance            %
                      --------------------------------------------------------

Current Mo                     9,414,566.39          147,231,235.26      6.39%
1st Preceding Mo               9,654,823.42          149,096,536.85      6.48%
2nd Preceding Mo               9,553,924.02          151,445,040.97      6.31%
                                                      Divided by         3
                                                                 -------------
                                                                         6.39%
                                                                 =============

Cumulative loss ratio:

                       Cumulative losses               4,132,046.43
                                         ------------------------
Divided by Initial Certificate Principal             187,144,958.00      2.208%
                                                                 =============




Current realized loss ratio:

                                Liquidation              Pool
                                  Losses               Balance
                      -------------------------------------------

Current Mo                       249,280.33          149,096,536.85
1st Preceding Mo                 317,030.48          151,445,040.97
2nd Preceding Mo                 401,006.05          153,358,825.26
                                                                         2.582%
                                                                 =============





        OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
        OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                   REPORT DATE:  OCTOBER 7, 1997
        REMITTANCE REPORT                                                                      POOL REPORT # 24
        REPORTING MONTH: SEPTEMBER 30, 1997                                                                            Page 3 of 6



                                                                           Delinquency Analysis

                                                      31 to 59 days                60 to 89 days            90 days and Over
                      No. of    Principal                      Principal                 Principal                 Principal
                      Loans     Balance              #         Balance          #        Balance          #        Balance
                      --------------------------------------------------------------------------------------------------------------


    Excluding Repos   5,123          142,946,380.20     91        2,512,102.23    34          927,810.93    56      1,709,925.56

              Repos     135            4,284,855.06      6          193,846.55    13          360,237.32   115      3,710,643.80
                      --------------------------------------------------------------------------------------------------------------

              Total   5,258          147,231,235.26     97        2,705,948.78    47        1,288,048.25   171      5,420,569.36
                      ==============================================================================================================





                                                                                      Repossession Analysis
                                                               Active Repos           Reversal        Current Month
                                    Total Delinq.              Outstanding           (Redemption)   Repos         Cumulative Repos
                                         Principal             Principal              Principal     Principa          Principal
                        #                Balance      #        Balance          #     Balance  #    Balance      #      Balance
       ---------------------------------------------------------------------------------------------------------------------------


    Excluding Repos    181         5,149,838.72      135      4,284,855.06     0     0.00     41   1,214,191.15  699  19,588,906.66

            Repos      134         4,264,727.67
                       ------------------------------

            Total      315         9,414,566.39
                       ==============================

                      6.0%              6.39%
                      ===============================





OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                REPORT DATE:  OCTOBER 7, 1997
REMITTANCE REPORT                                                                               POOL REPORT # 24
REPORTING MONTH: SEPTEMBER 30, 1997
                                                                                                     Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                                       Liquidated
   Account          Customer           Principal           Sales          Insur.          Total        Repossession
   Number             Name              Balance          Proceeds         Refunds        Proceeds        Expenses
-------------------------------------------------------------------------------------------------------------------------

072607-5      Lee, Brenda                     21,822.30         19,400.00        870.96        20,270.96        6,387.82
078594-9      Stevko, Robert                  22,088.88         20,000.00       1081.72        21,081.72          818.96
075123-0      Nettles, Kathy                  42,223.15         40,150.00        145.16        40,295.16        7,983.63
074159-5      Adams, Marty                    19,926.83         20,400.00        814.83        21,214.83          712.00
074983-8      Sharp, William                  21,042.99         23,000.00        645.12        23,645.12        2,462.50
074864-0      Ortega, Thomas                  20,858.53         17,600.00        929.44        18,529.44        3,400.12
076642-8      Shipman, William                24,651.11         24,400.00        421.01        24,821.01        1,703.73
071990-6      Wideman, Lucretia               10,780.11         12,500.00        223.97        12,723.97        2,050.00
075144-6      Whittaker, Teonia               21,973.68         23,200.00        492.80        23,692.80        2,431.00
077057-8      Foxwell Sr, John                40,762.57         38,000.00      1,737.28        39,737.28        4,626.00
077520-5      Welcher, Donna                  18,192.94         18,000.00          0.00        18,000.00        3,869.43
067089-3      Stamey, Christina               25,021.14         25,400.00        596.22        25,996.22        4,449.13
072063-1      Avelino, Elias                  29,199.50         28,400.00        711.00        29,111.00        3,145.35
076326-8      Moreno, Wayne                    9,819.74         25,000.00      1,201.19        26,201.19       13,789.20
077828-2      Turner, Anna                    27,106.57         25,500.00      1,116.10        26,616.10        3,258.73
074579-4      Weaver, Claude                  10,251.81          8,000.00        234.54         8,234.54          280.00
076829-1      Almeida, Mark                    8,066.27          2,500.00        262.32         2,762.32            0.00
073877-3      Trapasso, Anthony               52,610.02         28,000.00          0.00        28,000.00        5,729.06
075809-4      Schmitt, Phillip                 6,386.68          1,000.00          0.00         1,000.00          149.34
073100-0      McFarland, Donald               54,596.21         42,900.00        360.17        43,260.17        5,025.90
073157-0      Chapman, Mozzel                 50,034.12         27,132.48        355.22        27,487.70        2,126.50
075917-5      Ambrose, Charles                31,782.25         24,500.00        312.08        24,812.08        3,619.13
074761-8      Pace, Terri                     23,999.07         23,500.00        723.63        24,223.63        2,988.54
074262-7      Chisolm, Richard                20,956.54         20,400.00      1,101.74        21,501.74        7,058.79
072854-3      Zamora, Arturo                  46,299.21         43,650.00      2,100.37        45,750.37        9,280.09
073720-5      Wagnon, David                   29,195.66         29,400.00      1,098.73        30,498.73        3,177.17
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                    =====================================================================================
                                             689,647.88        611,932.48     17,535.60       629,468.08      100,522.12
                                    =====================================================================================






                                                Net                                     Net             Current
   Account          Customer                Liquidation          Unrecov.            Pass Thru         Period Net        Cumulative
   Number             Name                    Proceeds           Advances            Proceeds         Gain/(Loss)    Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------------------
072607-5      Lee, Brenda                     13,883.14            3,506.52           10,376.62       (11,445.68)
078594-9      Stevko, Robert                  20,262.76            2,278.00           17,984.76        (4,104.12)
075123-0      Nettles, Kathy                  32,311.53            7,453.89           24,857.64       (17,365.51)
074159-5      Adams, Marty                    20,502.83            3,019.52           17,483.31        (2,443.52)
074983-8      Sharp, William                  21,182.62            2,399.64           18,782.98        (2,260.01)
074864-0      Ortega, Thomas                  15,129.32            2,147.32           12,982.00        (7,876.53)
076642-8      Shipman, William                23,117.28            1,544.70           21,572.58        (3,078.53)
071990-6      Wideman, Lucretia               10,673.97            1,631.63            9,042.34        (1,737.77)
075144-6      Whittaker, Teonia               21,261.80            2,909.86           18,351.94        (3,621.74)
077057-8      Foxwell Sr, John                35,111.28            9,758.90           25,352.38       (15,410.19)
077520-5      Welcher, Donna                  14,130.57            2,124.34           12,006.23        (6,186.71)
067089-3      Stamey, Christina               21,547.09            1,677.86           19,869.23        (5,151.91)
072063-1      Avelino, Elias                  25,965.65            2,671.15           23,294.50        (5,905.00)
076326-8      Moreno, Wayne                   12,411.99            4,495.18            7,916.81        (1,902.93)
077828-2      Turner, Anna                    23,357.37            3,331.70           20,025.67        (7,080.90)
074579-4      Weaver, Claude                   7,954.54            1,177.60            6,776.94        (3,474.87)
076829-1      Almeida, Mark                    2,762.32            1,380.08            1,382.24        (6,684.03)
073877-3      Trapasso, Anthony               22,270.94            5,250.00           17,020.94       (35,589.08)
075809-4      Schmitt, Phillip                   850.66            1,690.74             (840.08)       (7,226.76)
073100-0      McFarland, Donald               38,234.27            5,102.01           33,132.26       (21,463.95)
073157-0      Chapman, Mozzel                 25,361.20            4,480.00           20,881.20       (29,152.92)
075917-5      Ambrose, Charles                21,192.95            2,681.90           18,511.05       (13,271.20)
074761-8      Pace, Terri                     21,235.09            2,340.27           18,894.82        (5,104.25)
074262-7      Chisolm, Richard                14,442.95            3,517.96           10,924.99       (10,031.55)
072854-3      Zamora, Arturo                  36,470.28            7,761.96           28,708.32       (17,590.89)
073720-5      Wagnon, David                   27,321.56            2,245.68           25,075.88        (4,119.78)
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                                   0.00                                    0.00             0.00
                                      ========================================================================
                                             528,945.96           88,578.41          440,367.55      (249,280.33)   (4,132,046.43)
                                      ============================================================================================








OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                     REPORT DATE:  OCTOBER 7, 1997
REMITTANCE REPORT                                                                                     POOL REPORT # 24
REPORTING MONTH: SEPTEMBER 30, 1997
                                                                                                          Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                      Original              Beginning             Current            Accelerated
             Cert.                   Certificate           Certificate           Principal            Principal          Writedown
             Class                    Balances              Balances              Payable            Distribution          Amounts
-----------------------------------------------------------------------------------------------------------------------------------


A-1                             52,393,000.00         14,344,578.85        (1,865,301.59)                0.00                 0.00
A-1 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00

A-2                             62,169,000.00         62,169,000.00                 0.00                 0.00                 0.00
A-2 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00

A-3                             29,540,000.00         29,540,000.00                 0.00                 0.00                 0.00
A-3 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00

A-4                             15,907,000.00         15,907,000.00                 0.00                 0.00                 0.00
A-4 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00

B-1                             19,650,000.00         19,650,000.00                 0.00                 0.00                 0.00
B-1 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00

B-2                              7,485,958.00          7,485,958.00                 0.00                 0.00                 0.00
B-2 Outstanding Writedown                0.00                  0.00                 0.00                 0.00                 0.00


                                ---------------------------------------------------------------------------------------------------

                               187,144,958.00        149,096,536.85        (1,865,301.59)                0.00                 0.00
                                ===================================================================================================




                                            Ending                                Principal Paid
                                          Certificate              Pool             Per $1,000
                                           Balances               Factor           Denomination
       --------------------------------------------------------------------------------------------------

  A-1
  A-1 Outstanding Writedown          12,479,277.26                 23.81860%       130.04
                                              0.00                  0.00             0.00
  A-2
  A-2 Outstanding Writedown          62,169,000.00                100.00000%         0.00
                                              0.00                  0.00             0.00
  A-3
  A-3 Outstanding Writedown          29,540,000.00                100.00000%         0.00
                                              0.00                  0.00             0.00
  A-4
  A-4 Outstanding Writedown          15,907,000.00                100.00000%         0.00
                                              0.00                  0.00             0.00
  B-1
  B-1 Outstanding Writedown          19,650,000.00                100.00000%         0.00
                                              0.00                  0.00             0.00
  B-2
  B-2 Outstanding Writedown           7,485,958.00                100.00000%         0.00
                                              0.00                  0.00             0.00


                                    -------------------

                                     147,231,235.26
                                    ===================






OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                              REPORT DATE:  OCTOBER 7, 1997
REMITTANCE REPORT                                                                                             POOL REPORT # 24
REPORTING MONTH: SEPTEMBER 30, 1997
                                                                                                                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance             Beginning             Current               Total       Interest
              Class                    Rate                 Balance              Accrual                Paid       Shortfall
                                  --------------------------------------------------------------------------------------------------


A-1                                    6.25%                 0.00            74,711.35            74,711.35         0.00
A-1  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
A-1  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

A-2                                    6.45%                 0.00           334,158.38           334,158.38         0.00
A-2  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
A-2  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

A-3                                    6.90%                 0.00           169,855.00           169,855.00         0.00
A-3  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
A-3  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

A-4                                    7.50%                 0.00            99,418.75            99,418.75         0.00
A-4  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
A-4  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

B-1                                    7.55%                 0.00           123,631.25           123,631.25         0.00
B-1  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
B-1  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

B-2                                    8.65%                 0.00            53,961.28            53,961.28         0.00
B-2  Carryover Interest                0.00                  0.00                 0.00                 0.00         0.00
B-2  Writedown Interest                0.00                  0.00                 0.00                 0.00         0.00

X                                                    3,882,766.35           438,484.62           189,204.29   249,280.33

R                                                            0.00                 0.00                 0.00         0.00

Service Fee                                                  0.00           124,247.11           124,247.11         0.00
                                         --------------------------------------------------------------------------------------

                                                     3,882,766.35         1,418,467.74         1,169,187.41   249,280.33

Less Reserve Fund Deposit                                                                              0.00
                                                                                               ---------------


                                                                                                1,169,187.41
                                                                                              ===================




                                                          Interest Paid
           Certificate                      Ending         Per $1,000                        Cert.             TOTAL
              Class                        Balance        Denomination                       Class          DISTRIBUTION
                                         ------------------------------------------------------------------------------------


A-1                                            0.00              5.21                  A-1                  1,940,012.94
A-1  Carryover Interest                        0.00              0.00
A-1  Writedown Interest                        0.00              0.00

A-2                                            0.00              5.38                  A-2                    334,158.38
A-2  Carryover Interest                        0.00              0.00
A-2  Writedown Interest                        0.00              0.00

A-3                                            0.00              5.75                  A-3                    169,855.00
A-3  Carryover Interest                        0.00              0.00
A-3  Writedown Interest                        0.00              0.00

A-4                                            0.00              6.25                  A-4                     99,418.75
A-4  Carryover Interest                        0.00              0.00
A-4  Writedown Interest                        0.00              0.00

B-1                                            0.00              6.29                  B-1                    123,631.25
B-1  Carryover Interest                        0.00              0.00
B-1  Writedown Interest                        0.00              0.00

B-2                                            0.00              7.21                  B-2                     53,961.28
B-2  Carryover Interest                        0.00              0.00
B-2  Writedown Interest                        0.00              0.00

X                                      4,132,046.43                                     X                     189,204.29

R                                              0.00                                     R

Service Fee                                    0.00                                                           124,247.11
                                         ---------------                                                ---------------------

                                       4,132,046.43                                                         3,034,489.00

Less Reserve Fund Deposit                                                                                           0.00
                                                                                                        ---------------------


                                                                                                            3,034,489.00
                                                                                                        =====================
